LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

       SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2000 AND JUNE 1, 2000


Effective November 1, 2000, J.P. Morgan Investment Management Inc. was replaced by Mastrapasqua & Associates (Mastrapasqua) to provide portfolio management services to the Liberty All-Star Equity Fund, Variable Series (Fund). Frank Mastrapasqua, Ph.D, Chairman and Chief Executive Officer, and Thomas A. Trantum, CFA, President, will be responsible for the management of the Fund's assets assigned to Mastrapasqua.

Pursuant to the portfolio management agreement, the Fund's sub-advisor, Liberty Asset Management Company, pays Mastrapasqua a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Mastrapasqua.

In addition to Mastrapasqua, the Fund's current portfolio managers are Boston Partners Asset Management, L.P., Oppenheimer Capital, TCW Investment Management Company and Westwood Management Corp.




ANN-36/913D-1100                                              November 21, 2000

                        LIBERTY VARIABLE INVESTMENT TRUST
                       LIBERTY VALUE FUND, VARIABLE SERIES
                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES
             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES
               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES
                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                       NEWPORT TIGER FUND, VARIABLE SERIES
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
            LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES
                     RYDEX HEALTH CARE FUND, VARIABLE SERIES
                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                     DATED MAY 1, 2000, REVISED JUNE 1, 2000
                   (REPLACING SUPPLEMENT DATED JUNE 27, 2000)

The Funds' Statement of Additional Information is amended as follows:

1. The following is added as the first paragraph under the section "ORGANIZATION AND HISTORY":

     On November 1, 2000, Liberty Financial Companies, Inc. ("Liberty Financial"), the ultimate parent of Liberty Advisory Services Corp., the Funds' advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.

2. The third paragraph on page seven under the section "INVESTMENT MANAGEMENT AND OTHER SERVICES - General" is changed in its entirety as follows:

     Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Kenneth M. Poovey. As of March 31, 2000, Oppenheimer Capital managed over $45 billion in assets.

3. Effective November 1, 2000, J.P. Morgan Investment Management Inc. was replaced by Mastrapasqua & Associates ("Mastrapasqua") to serve as one of the Liberty All-Star Equity Fund, Variable Series' ("Fund") Portfolio Managers.

     Mastrapasqua is located at 814 Church Street, Suite 600, Nashville, Tennessee 37203. Established in 1993, Mastrapasqua is an investment advisor to individuals, foundations, endowments, retirement plans, mutual funds and other institutions. As of September 30, 2000, Mastrapasqua was owned 100% by its officers and trustees. Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, are deemed to be control persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of September 30, 2000, Mastrapasqua had $2.5 billion in assets under management.

     Pursuant to the portfolio management agreement, the Fund's sub-advisor, Liberty Asset Management Company, pays Mastrapasqua a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Mastrapasqua.

     In addition to Mastrapasqua, the Fund's current portfolio managers are Boston Partners Asset Management, L.P., Oppenheimer Capital, TCW Investment Management Company and Westwood Management Corp.

     ANN-35/914D-1100                                        November 21, 2000